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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 23, 2001

                          COLLEGELINK.COM INCORPORATED

             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


0-5388                                           16-0961436
(Commission File Number)                         (I.R.S. Employer
                                                 Identification Number)

251 Thames Street, Bristol, RI                   02809
(Address of Principal Executive Offices)         (Zip Code)


                                 (401) 254-8800
              (Registrant's Telephone Number, Including Area Code)


ITEM 5.  OTHER EVENTS

Effective at the close of business on May 21, 2001, trading of the Company's common stock, par value $.001, on the American Stock Exchange under the trading symbol "APS" was suspended at the Company's request. This suspension will continue until June 8, 2001, at which time the Company expects that the Company's common stock will be delisted from trading on the American Stock Exchange. On May 23, 2001, the Company's common stock began trading on the NASDAQ Over the Counter Bulletin Board under the trading symbol "CLGK".

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COLLEGELINK.COM INCORPORATED

                                        /s/ Richard A. Fisher

DATE: May 23, 2001                      By:  RICHARD A. FISHER
                                        Name: Richard A. Fisher
                                        Title:  Chairman